UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2025

THARIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

34 Shrewsbury Avenue, Suite 1C

Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 889-3111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	THAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, the Board of Directors (the “Board”) of Tharimmune, Inc. (the “Company”) appointed Jacob Asbury, age 52, as Chief Financial Officer of the Company, effective December 10, 2025 (the “Effective Date”). Mr. Asbury will replace Mr. Sireesh Appajosyula, who will step down from the role of Interim Chief Financial Officer and will continue to serve as the Chief Executive Officer of Gravitas Life Sciences, Inc., a subsidiary of the Company. Mr. Appajosyula’s employment agreement will continue and there will be no changes to the terms of the employment, other than his role.

Prior to his appointment, Mr. Asbury served as Chief Financial Officer of Clear Street Group, Inc. from September 2021 to December 2023, after which he led an independent advisory practice focused on financial systems implementation, reporting optimization, and process automation from January 1, 2024 to date. Mr. Asbury also served as Chief Financial Officer of Performance Flight & Custom Jet Charters from June 2020 to September 2021, and as Chief Financial Officer of Instinet Incorporated from 2010 to 2020. Mr. Asbury holds a bachelor’s degree from the University of Vermont.

There are no arrangements or understandings between Mr. Asbury and any other person pursuant to which Mr. Asbury was appointed to serve as Chief Financial Officer of the Company. There are no family relationships between Mr. Asbury and any of the Company’s directors or executive officers. Mr. Asbury has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment as Chief Financial Officer, the Company entered into an employment agreement with Mr. Asbury setting forth the terms and conditions of his employment with the Company (the “CFO Employment Agreement”) dated December 10, 2025. Under the terms of the CFO Employment Agreement, Mr. Asbury will be entitled to receive: (i) an annual base salary of $300,000, subject to review and adjustment by the Company from time to time; and (ii) eligibility for an annual cash-based performance bonus, in an amount determined by the Board in its sole and absolute discretion, with a target amount equal to $100,000, subject to continuous employment with the Company. Mr. Asbury will also be eligible to receive grants of time-based and/or performance-based equity awards, in a form and amount determined by the Board in its sole and absolute discretion, subject to Board approval, vesting conditions established by the Board (or its compensation committee) and other conditions. The agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions.

The CFO Employment Agreement provides that Mr. Asbury’s employment is at will and may be terminated by either party at any time, with or without cause or notice. The CFO Employment Agreement provides that in the event Mr. Asbury terminates his employment for “good reason” (as defined in the CFO Employment Agreement) or the Company terminates his employment without “cause” (as defined in the CFO Employment Agreement), he is entitled to receive the following benefits, subject to his execution of a general release of claims in the Company’s favor and obligations regarding solicitation, return of property, and restrictive covenants, non-solicitation of customers, non-solicitation of employees, non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy; and (iv) twelve (12) months of base salary.

In the event Mr. Asbury voluntarily resigns other than for “good reason” (as defined in the CFO Employment Agreement) or his employment is terminated by us for “cause” (as defined in the CFO Employment Agreement), he will be entitled to receive: (i) any base salary earned through the date of termination; (ii) unpaid expense reimbursement in accordance with our policy; and (iii) unused vacation and sick leave that accrued through the date of termination in accordance with our policy.

The foregoing description of the CFO Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CFO Employment Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosures.

On December 12, 2025 the Company issued a press release announcing the appointment of Mr. Asbury as the Company’s new Chief Financial Officer, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1#	Employment Agreement with Jacob Asbury, dated December 10, 2025
99.1	Press Release, dated December 12, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

#	Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2025	Tharimmune, Inc.

/s/ Mark Wendland
Mark Wendland
Chief Executive Officer

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